Exhibit 99.1

Deloitte & Touche LLP
2200 Chase Square
Rochester, NY 14604-1998
USA

September 12, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of The Penn Traffic Company’s Form 8-K dated September 12, 2006 and have the following comments:

1.  We agree with the comments in the first sentence  of the first paragraph. We have no basis on which to agree or disagree with the second sentence of the first paragraph.

2.  We agree with the comments in the second, third and fourth paragraphs.

Yours truly,

DELOITTE & TOUCHE LLP